AGREEMENT AND PLAN OF REORGANIZATION

         This AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this January 1, 2002 by and between Nations Fund Trust (the "Trust"), a Massachusetts business trust, for itself and on behalf of its Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Virginia Municipal Bond Fund, Nations Capital Growth Fund, Nations Aggressive Growth Fund, Nations Strategic Growth Fund, Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations MidCap Growth Fund, Nations LargeCap Index Fund, Nations Managed Index Fund, Nations SmallCap Index Fund, Nations Short-Intermediate Government Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations Bond Fund, Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund, and Nations Funds Trust ("Funds Trust"), a Delaware statutory business trust, for itself and on behalf of its Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Capital Growth Fund, Nations Strategic Growth Fund, Nations Government Reserves, Nations Tax-Exempt Reserves, Nations Value Fund, Nations MidCap Growth Fund, Nations LargeCap Index Fund, Nations Managed Index Fund, Nations SmallCap Index Fund, Nations Short-Intermediate Government Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations Bond Fund, Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund.

         WHEREAS, the Trust and Funds Trust are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the parties desire that the Fund Assets and Liabilities (as defined below) of the Trust's Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Virginia Municipal Bond Fund, Nations Capital Growth Fund, Nations Aggressive Growth Fund, Nations Strategic Growth Fund, Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations MidCap Growth Fund, Nations LargeCap Index Fund, Nations Managed Index Fund, Nations SmallCap Index Fund, Nations Short-Intermediate Government Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations Bond Fund, Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund (each an "Acquired Fund" and collectively the "Acquired Funds") be conveyed to and, acquired and assumed, respectively, by Funds Trust's Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Capital Growth Fund, Nations Strategic Growth Fund, Nations Government Reserves, Nations Tax-Exempt Reserves, Nations Value Fund, Nations MidCap Growth Fund, Nations LargeCap Index Fund, Nations Managed Index Fund, Nations SmallCap Index Fund, Nations Short-Intermediate Government Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations


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

Intermediate Municipal Bond Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations Bond Fund, Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund (each an "Acquiring Fund" and collectively the "Acquiring Funds") in exchange for shares of equal U.S. dollar value of such Acquiring Fund which shall thereafter promptly be distributed to the shareholders of an Acquired Fund in connection with its liquidation as described in this Agreement and set forth in Schedule A attached hereto (each such acquisition and assumption of an Acquired Fund's Fund Assets and Liabilities by the corresponding Acquiring Fund a "Reorganization" and collectively the "Reorganizations"); and

         WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Acquiring Fund and corresponding Acquired Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to each respective Reorganization.

         NOW, THEREFORE, in accordance with the terms and conditions described herein, the Acquired Funds and Acquiring Funds shall be consolidated as follows:

          1. Conveyance of Fund Assets and Liabilities of the Acquired Funds.

              (a) Except as provided below, at the Effective Time of the
                  Reorganization (as defined in Section 8) all assets of every kind, and all interests, rights, privileges and powers of the Acquired Funds (the "Fund Assets"), subject to all liabilities of the Acquired Funds existing as of the Effective Time of the Reorganization (the "Liabilities"), shall be transferred by each Acquired Fund to each corresponding Acquiring Fund and shall be accepted and assumed by such Acquiring Fund, as more particularly set forth in this Agreement, such that at and after the Effective Time of the Reorganization: (i) all Fund Assets of each Acquired Fund shall become the assets of the corresponding Acquiring Fund; and (ii) all Liabilities of each Acquired Fund shall attach to the corresponding Acquiring Fund, enforceable against each Acquiring Fund to the same extent as if originally incurred by such Acquiring Fund.

              (b) It is understood and agreed that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned or exercisable by an Acquired Fund, and any deferred or prepaid expenses shown as an asset on such Acquired Fund's books, that the Liabilities of an Acquired Fund shall include all liabilities, whether known or unknown, accrued or unaccrued, absolute or contingent, in all cases, existing at the Effective Time of the Reorganization.

              (c) At least fifteen (15) business days prior to the Closing Date
                  (as defined in Section 8), each Acquired Fund will provide to, or cause to be provided to, each corresponding Acquiring Fund, a schedule of its securities, other assets and its known liabilities. It is understood and agreed that such Acquired Fund may sell any of the securities or other assets shown on such schedule prior to the Effective Time of the Reorganization but will not, without the prior approval of each corresponding Acquiring Fund, acquire any additional securities other than securities that such Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies. At least ten (10) business days prior to the Closing Date, each Acquiring Fund will advise each corresponding Acquired Fund of any investments of such Acquired Fund shown on such schedule that such Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. Each Acquired Fund, if requested by the corresponding Acquiring Fund, will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements. In addition, if it is determined that the investment portfolios of an Acquired Fund and its corresponding Acquiring Fund, when aggregated, would contain investments exceeding


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

                  certain percentage limitations applicable to the Acquiring Fund, such Acquired Fund, if requested by the corresponding Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Effective Time of the Reorganization.

              (d) The Fund Assets shall be transferred and conveyed to the
                  Acquiring Funds on the following basis:

                  (1) In exchange for the transfer of the Fund Assets, each
                      Acquiring Fund shall simultaneously issue to the corresponding Acquired Fund at the Effective Time of the Reorganization full and fractional shares of such Acquiring Fund, as set forth in Schedule A attached hereto, having an aggregate net asset value equal to the net value of the Fund Assets minus Liabilities so conveyed and assumed, all determined in accordance with this Agreement. In this regard, the number of full and fractional shares of the Acquiring Funds delivered to each Acquired Fund shall be determined by dividing the value of the Fund Assets minus Liabilities, computed in the manner and as of the time and date set forth in this Agreement, by the net asset value of one Acquiring Fund share of such designated class, computed in the manner and as of the time and date set forth in this Agreement.

                  (2) The net asset value of shares to be delivered by each
                      Acquiring Fund, and the net value of the Fund Assets minus Liabilities to be conveyed by each Acquired Fund and assumed by the Acquiring Funds, shall, in each case, be determined as of the Valuation Time as defined in Section
                      3. The net asset value of shares of the Acquiring Funds shall be computed in accordance with its then current valuation procedures. In determining the value of the Fund Assets, each security to be included in the Fund Assets shall be priced in accordance with each Acquiring Fund's then current valuation procedures.

          2. Liquidation of Each Acquired Fund. At the Effective Time of the Reorganization, each Acquired Fund shall make a liquidating distribution to its shareholders as follows: Shareholders of record of an Acquired Fund shall be credited with full and fractional shares of the respective shares that are issued by the corresponding Acquiring Fund in connection with the Reorganization corresponding to the Acquired Fund shares that are held of record by the shareholder at the Effective Time of the Reorganization. Each such shareholder also shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the Acquired Fund shares that are held of record by the shareholder at the Effective Time of the Reorganization, and Funds Trust shall record on its books the ownership of the respective Acquiring Fund shares by such shareholders (the "Transferor Record Holders"). All of the issued and outstanding shares of an Acquired Fund at the Effective Time of the Reorganization shall be redeemed and canceled on the books of the Trust at such time. As soon as reasonably possible after the Effective Time of the Reorganization, the Trust shall wind up the affairs of each Acquired Fund and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings, with respect to each Acquired Fund, and also shall take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Funds in accordance with all applicable laws. Subject to the provisions of this Agreement at an appropriate time as determined by the officers of the Trust, upon the advice of counsel, the Trust will be dissolved and unwound under the laws of the Commonwealth of Massachusetts and de-registered as an investment company under the 1940 Act.

          3. Valuation Time. The "Valuation Time" shall be the time as of which the net asset value of each class of shares of the Acquired Funds and the Acquiring Funds is determined pursuant to


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

               their respective valuation procedures on the Closing Date or such earlier or later time as may be mutually agreed to in writing by the parties hereto.

          4. Certain Representations, Warranties and Agreements of the Trust on behalf of the Acquired Funds. The Trust, for itself and, where appropriate, on behalf of each Acquired Fund, represents and warrants to, and agrees with, Funds Trust, on behalf of each Acquiring Fund as follows, with such representations, warranties and agreements made on behalf of the Acquired Funds on a several (and not joint, or joint and several) basis:

              (a) The Trust is a business trust, duly established, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

              (b) The Trust has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

              (c) This Agreement has been duly authorized by the Board of
                  Trustees of the Trust on behalf of each Acquired Fund, and has been executed and delivered by duly authorized officers of the Trust, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement does not, and, subject to the approval of shareholders referred to in Section 7, the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or the Code of Regulations of the Trust, or any material agreement or arrangement to which the Trust is a party or by which it is bound.

              (d) Each Acquired Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its first taxable year; each has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and each qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

              (e) The Trust has valued, and will continue to value, the
                  portfolio securities and other assets of the Acquired Funds in accordance with applicable legal requirements.

              (f) The combined proxy statement/prospectus and form of proxy included within Funds Trust's registration statement on Form N-14 (the "N-14 Registration Statement") and the proxy statement and form of proxy included within the Trust's
                  Schedule 14A (the "Proxy Statement"), from their respective effective dates with the SEC through the time of the shareholder meeting(s) referred to in Section 7 and the Effective Time of the Reorganization, insofar as they relate to the Trust, or the Acquired Funds (i) shall comply in all material respects with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

              (g) All of the issued and outstanding shares of the Trust's
                  Acquired Funds have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in


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


                  conformity with the registration requirements of all applicable federal and state securities laws.

              (h) The Trust shall operate the business of the Acquired Funds in the ordinary course between the date hereof and the Effective Time of the Reorganization, except that the Trust shall complete all measures in respect of the Acquired Funds prior to the Effective Time of the Reorganization to ensure that each Reorganization qualifies as a "reorganization" within the meaning of Section 368(a) of the Code, regardless of whether such measures are in the ordinary course. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganizations. Notwithstanding anything herein to the contrary, the Trust shall take all appropriate action necessary in order for the Trust to receive the opinion provided for in Section 9(f).

              (i) At the Effective Time of the Reorganization, the Trust's
                  Acquired Funds will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such assets.

              (j) At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Acquired Funds required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of the Trust, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

         5. Certain Representations, Warranties and Agreements of Funds Trust on behalf of the Acquiring Funds. Funds Trust, on behalf of itself and where appropriate, on behalf of each Acquiring Fund, represents and warrants to, and agrees with, the Trust on behalf of each Acquired Fund as follows, with such representations, warranties and agreements made on behalf of the Acquiring Funds on a several (and not joint, or joint and several) basis:

              (a) Funds Trust is a statutory business trust duly formed, validly existing and in good standing under the laws of the State of Delaware and is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

              (b) Funds Trust has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

              (c) This Agreement has been duly authorized by the Board of
                  Trustees of Funds Trust on behalf of each Acquiring Fund, and executed and delivered by duly authorized officers of Funds Trust, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Declaration of Trust of Funds Trust or any material agreement or arrangement to which it is a party or by which it is bound.

              (d) Each Acquiring Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its first taxable year; each has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and each qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

              (e) Funds Trust has valued, and will continue to value, the portfolio securities and other assets of the Acquiring Funds in accordance with applicable legal requirements.

              (f) The N-14 Registration Statement and the Proxy Statement, from their respective effective dates with the SEC through the time of the shareholder meeting(s) referred to in Section 7 and at the Effective Time of the Reorganization, insofar as it relates to Funds Trust, or the Acquiring Fund (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

              (g) The shares of the Acquiring Funds to be issued and delivered to the corresponding Acquired Funds for the account of the shareholders of each Acquired Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Funds shall have any preemptive right of subscription or purchase in respect thereto.

              (h) All of the issued and outstanding shares of the Acquiring
                  Funds have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

              (i) Funds Trust shall operate the business of the Acquiring Funds in the ordinary course between the date hereof and the Effective Time of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganizations. Notwithstanding anything herein to the contrary, Funds Trust shall take all appropriate action necessary in order for Funds Trust to receive the opinion provided for in Section 10(d).

              (j) At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Acquiring Funds required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of Funds Trust, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

          6. Regulatory Filings. Funds Trust has filed the N-14 Registration Statement with the SEC and the Trust has filed the Proxy Statement with the SEC.

          7. Shareholder Action. After the effective date of the N-14 Registration Statement and the Proxy Statement, the Trust shall hold a meeting(s) of the shareholders of each Acquired Fund for the purpose of considering and voting upon:

               (a) approval of this Agreement and the Reorganization contemplated hereby; and

               (b) such other matters as may be determined by the Board of Trustees of the Trust.

          8. Closing Date, Effective Time of the Reorganization. The "Closing Date" shall be May 10, 2002 for all Funds, except Nations Value Fund, which shall be May 17, 2002, or such earlier or later dates as may be mutually agreed in writing by the parties hereto. Delivery of the Fund


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

               Assets and each class of shares of the Acquiring Fund to be issued pursuant to Section 1 and the liquidation of the Acquired Funds pursuant to Section 2 shall occur on the day following the Closing Date, whether or not such day is a business day, or on such other date, and at such place and time, as may be mutually agreed in writing, by the parties hereto. The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization." To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, the Trust shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

          9. Conditions to Funds Trust's Obligations on Behalf of the Acquiring Funds. The obligations of Funds Trust hereunder shall be subject to the following conditions precedent:

              (a) This Agreement and the Reorganization shall have been approved by the Board of Trustees of the Trust and by a requisite vote of the shareholders of the Acquired Funds in the manner required by the Trust's Declaration of Trust, Code of Regulations, applicable law and this Agreement.

              (b) All representations and warranties of the Trust made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

              (c) The Trust shall have delivered to Funds Trust a statement of assets and liabilities of each Acquired Fund, showing the tax basis of such assets for federal income tax purposes by lot and the holding periods of such assets, as of the Valuation Time.

              (d) The Trust shall have duly executed and delivered to Funds Trust such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as Funds Trust may deem necessary or desirable to transfer all of the Acquired Funds' rights, title and interest in and to the Fund Assets.

              (e) The Trust shall have delivered a certificate executed in its name executed by an appropriate officer, in a form reasonably satisfactory to Funds Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of each Acquired Fund made in this Agreement are true and correct at and as of the Valuation Time and that, to the best of its knowledge, the Fund Assets include only assets which the corresponding Acquiring Fund may properly acquire under its investment objectives, policies and limitations and may otherwise be lawfully acquired by such Acquiring Fund.

              (f) Funds Trust shall have received an opinion of Morrison & Foerster LLP, upon which each Acquiring Fund and its shareholders may rely, based upon representations made in certificates provided by the Trust, and/or its affiliates and/or principal shareholders of the Acquired Funds to Morrison & Foerster LLP, addressed to Funds Trust in a form reasonably satisfactory to it, and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes, each Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each Acquired Fund and each Acquiring Fund will each be a "party to a reorganization," within the meaning of
                    Section 368(b) of the Code, with respect to each Reorganization.

              (g) The N-14 Registration Statement and the Proxy Statement shall have become effective and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Trust, contemplated by the SEC.

              (h) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

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


              (i) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

              (j) The Trust on behalf of each Acquired Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

              (k) The Trust shall have received a duly executed instrument whereby each Acquiring Fund assumes all of the liabilities of the Trust's corresponding Acquired Fund.

              (l) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, each Acquired Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regarding Section 852(b)(2)(D) of the Code), (ii) excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in
                    Section 852(a)(1)(B)(ii) of the Code, and (iii) "net capital gain" (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before Effective Time.

          10. Conditions to the Trust's Obligations on behalf of the Acquired Funds. The obligations of the Trust hereunder shall be subject to the following conditions precedent:

              (a) This Agreement and the Reorganization shall have been approved by the Board of Trustees of Funds Trust on behalf of each Acquiring Fund.

              (b) All representations and warranties of Funds Trust made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

              (c) Funds Trust shall have delivered a certificate executed in its name by an appropriate officer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of each Acquiring Fund made in this Agreement are true and correct at and as of the Valuation Time.

              (d) The Trust shall have received an opinion of Morrison & Foerster LLP, upon which each Acquired Fund and its shareholders may rely, based upon representations made in certificates provided by Funds Trust, and/or its affiliates and/or principal shareholders of the Acquiring Funds to Morrison & Foerster LLP, addressed to the Trust in a form reasonably satisfactory to it, and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes, the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Funds and the Acquiring Funds will each be a "party to a reorganization," within the meaning of
                    Section 368(b) of the Code, with respect to each Reorganization.

              (e) The N-14 Registration Statement and the Proxy Statement shall have become effective and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Funds Trust, contemplated by the SEC.

              (f) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

              (g) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

              (h) Funds Trust on behalf of each Acquiring Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

         11.  Tax Matters

              (a) The Trust and Funds Trust hereby represent and warrant and that each shall use its best efforts to cause the Reorganization to qualify, and will not (whether before or after consummation of the Reorganization) take any actions that could prevent the Reorganization from qualifying, as a "reorganization" under the provisions of Section 368 of the Code.

              (b) Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of the Reorganization for tax purposes as a "reorganization," within the meaning of Section 368(a) of the Code and each Acquiring Fund and each Acquired Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

         12. Survival of Representations and Warranties. The representations and warranties of Funds Trust on behalf of each Acquiring Fund and the Trust on behalf of each Acquired Fund set forth in this Agreement shall survive the delivery of the Fund Assets to such Acquiring Fund and the issuance of the shares of each Acquiring Fund at the Effective Time of the Reorganization to the corresponding Acquired Fund shareholders.

         13. Termination of Agreement. This Agreement may be terminated by a party at or, in the case of Subsection 13(c), below, at any time prior to, the Effective Time of the Reorganization by a vote of a majority of its Board members as provided below:

              (a) By Funds Trust on behalf of its Acquiring Funds if the conditions set forth in Section 9 are not satisfied as specified in said Section;

              (b) By the Trust on behalf of its Acquired Funds if the conditions set forth in Section 10 are not satisfied as specified in said Section;

              (c) By mutual written consent of Funds Trust and the Trust.

         14. Governing Law. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law.

         15.  Brokerage Fees and Expenses.

              (a) Funds Trust represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

              (b) The Acquiring Funds will be responsible for the expenses related to entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. To the extent that such expenses exceed contractual total operating expense ratio caps in place for any such Acquiring Fund, Banc of America Advisors, LLC or any of its affiliates will bear such excess expenses.

         16. Amendments. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, acting on behalf of the Acquired Funds or Funds Trust, acting on behalf of the Acquiring Funds; provided, however, that following the meeting of the shareholders of an Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Funds to be issued to the Transferor Record Holders under this Agreement to the detriment of such Transferor Record Holders, or otherwise materially and adversely affecting an Acquired Fund, without such Acquired Fund obtaining its shareholders' further approval:

              (a) At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of an Acquired Fund, the Trust on behalf of an Acquired Fund, may waive any breach by Funds Trust, on behalf of an Acquiring Fund, or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and signed by an officer of such registered investment companies);

              (b) At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of an Acquired Fund, Funds Trust, on behalf of an Acquiring Fund, may waive any breach by the Trust on behalf of an Acquired Fund, or the failure to satisfy any of the conditions to either of their obligations (such waiver to be in writing and signed by an officer of such registered investment companies).

         17. Miscellaneous. The Reorganization of an Acquired Fund into a corresponding Acquiring Fund (including the representations and warranties and conditions precedent made or required to occur in connection therewith) shall not be conditioned on any other Reorganization contemplated either under this Agreement or any other agreement and plan of reorganization.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers designated below as of the date first written above.


                                               NATIONS FUND TRUST
                                               On behalf of the Acquired Funds
                                                 identified on Schedule A


                                               By: /s/ Richard H. Blank, Jr.
                                                   -------------------------

                                               Richard H. Blank, Jr.
                                               Secretary and Treasurer



                                               NATIONS FUNDS TRUST
                                               On behalf of the Acquiring Funds
                                                 identified on Schedule A


                                               By: /s/ Richard H. Blank, Jr.
                                                   -------------------------

                                               Richard H. Blank, Jr.
                                               Secretary and Treasurer

                                   SCHEDULE A




SHAREHOLDERS OWNING SHARES OF THE FOLLOWING                      WOULD RECEIVE SHARES OF THE FOLLOWING
ACQUIRED FUND AND CLASSES OF THE TRUST:                          ACQUIRING FUND AND CLASSES OF FUNDS TRUST:

Nations Georgia Intermediate Municipal Bond Fund     ->          Nations Georgia Intermediate Municipal Bond Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations Georgia Municipal Bond Fund  /
       Primary A Shares
       Investor A Shares
       Investor B Shares
       Investor C Shares

Nations Maryland Intermediate Municipal Bond Fund    ->          Nations Maryland Intermediate Municipal Bond Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations Maryland Municipal Bond Fund  /
       Primary A Shares
       Investor A Shares
       Investor B Shares
       Investor C Shares

Nations North Carolina Intermediate Municipal Bond Fund    ->    Nations North Carolina Intermediate Municipal Bond Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares


Nations North Carolina Municipal Bond Fund  /
       Primary A Shares
       Investor A Shares
       Investor B Shares
       Investor C Shares

Nations South Carolina Intermediate Municipal Bond Fund    ->    Nations South Carolina Intermediate Municipal Bond Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations South Carolina Municipal Bond Fund  /
       Primary A Shares
       Investor A Shares
       Investor B Shares
       Investor C Shares

SHAREHOLDERS OWNING SHARES OF THE FOLLOWING                      WOULD RECEIVE SHARES OF THE FOLLOWING
ACQUIRED FUND AND CLASSES OF THE TRUST:                          ACQUIRING FUND AND CLASSES OF FUNDS TRUST:

Nations Tennessee Intermediate Municipal Bond Fund   ->          Nations Tennessee Intermediate Municipal Bond Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations Tennessee Municipal Bond Fund  /
       Primary A Shares
       Investor A Shares
       Investor B Shares
       Investor C Shares

Nations Texas Intermediate Municipal Bond Fund       ->          Nations Texas Intermediate Municipal Bond Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations Texas Municipal Bond Fund  /
       Primary A Shares
       Investor A Shares
       Investor B Shares
       Investor C Shares

Nations Virginia Intermediate Municipal Bond Fund                Nations Virginia Intermediate Municipal Bond Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations Virginia Municipal Bond Fund
       Primary A Shares
       Investor A Shares
       Investor B Shares
       Investor C Shares

Nations Capital Growth Fund                                      Nations Capital Growth Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations Aggressive Growth Fund
       Primary A Shares
       Investor A Shares
       Investor B Shares
       Investor C Shares

Nations Strategic Growth Fund                        ->          Nations Strategic Growth Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

SHAREHOLDERS OWNING SHARES OF THE FOLLOWING                      WOULD RECEIVE SHARES OF THE FOLLOWING
ACQUIRED FUND AND CLASSES OF THE TRUST:                          ACQUIRING FUND AND CLASSES OF FUNDS TRUST:


NationsGovernment Money Market Fund                 ->           Nations Government Reserves
       Primary A Shares (will reorganize into Trust Class)              Capital Class Shares
       Primary B Shares (will reorganize into Investor Class)           Liquidity Class Shares
       Investor A Shares (will reorganize into Investor A)              Adviser Class Shares
       Investor B Shares (will reorganize into Investor Class)          Investor A Shares
       Investor C Shares (will reorganize into Investor Class)          Market Class Shares
       Daily Shares (will reorganize into Daily Class)                  Daily Class Shares
                                                                        Service Class Shares
                                                                        Investor Class Shares
                                                                        Trust Class Shares
                                                                        Institutional Class Shares
                                                                        Investor B Shares
                                                                        Investor C Shares


NationsTax Exempt Fund                              ->           Nations Tax-Exempt Reserves
       Primary A Shares (will reorganize into Trust Class)              Capital Class Shares
       Primary B Shares (will reorganize into Investor Class)           Liquidity Class Shares
       Investor A Shares (will reorganize into Investor A Class)        Adviser Class Shares
       Investor B Shares (will reorganize into Investor Class)          Investor A Shares
       Investor C Shares (will reorganize into Investor Class)          Market Class Shares
       Daily Shares (will reorganize into Daily Class)                  Daily Class Shares
                                                                        Service Class Shares
                                                                        Investor Class Shares
                                                                        Trust Class Shares
                                                                        Institutional Class Shares
                                                                        Investor B Shares
                                                                        Investor C Shares

Nations Value Fund                                               Nations Value Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations MidCap Growth Fund                           ->          Nations MidCap Growth Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations LargeCap Index Fund                                      Nations LargeCap Index Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares

Nations Managed Index Fund                           ->          Nations Managed Index Fund
       Primary A Shares                                                 Primary A Shares
       Primary B Shares                                                 Primary B Shares
       Investor A Shares                                                Investor A Shares

Nations SmallCap Index Fund                                      Nations SmallCap Index Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares

Nations Short-Intermediate Government Fund           ->          Nations Short-Intermediate Government Fund
       Primary A Shares                                                 Primary A Shares
       Primary B Shares                                                 Primary B Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares


SHAREHOLDERS OWNING SHARES OF THE FOLLOWING                      WOULD RECEIVE SHARES OF THE FOLLOWING
ACQUIRED FUND AND CLASSES OF THE TRUST:                          ACQUIRING FUND AND CLASSES OF FUNDS TRUST:

Nations Municipal Income Fund                        ->          Nations Municipal Income Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations Short-Term Municipal Income Fund             ->          Nations Short-Term Municipal Income Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations Intermediate Municipal Bond Fund             ->          Nations Intermediate Municipal Bond Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations Short-Term Income Fund                       ->          Nations Short-Term Income Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations Strategic Income Fund                                    Nations Strategic Income Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations Bond Fund                                    ->          Nations Bond Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations Florida Intermediate Municipal Bond Fund                 Nations Florida Intermediate Municipal Bond Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares

Nations Florida Municipal Bond Fund                  ->          Nations Florida Municipal Bond Fund
       Primary A Shares                                                 Primary A Shares
       Investor A Shares                                                Investor A Shares
       Investor B Shares                                                Investor B Shares
       Investor C Shares                                                Investor C Shares